EDUCATION REALTY TRUST, INC.

FIRST QUARTER 2011
SUPPLEMENTAL FINANCIAL INFORMATION
TABLE OF CONTENTS

Financial Highlights	1

Balance Sheet	2

Operating Results	3

General and Administrative Expense Detail	4

Funds From Operations	5

Wholly-Owned Community Operating Results	6

Wholly-Owned Community Statistics	7

Same-Community Statistics	8

Preleasing Statistics	9

Development Update	10

Capital Structure	11

Community Listing - Wholly-Owned	12

Investor Information	13

Definitions	14

Safe Harbor Statement	15

EDUCATION REALTY TRUST, INC.

FINANCIAL HIGHLIGHTS
(Amounts in thousands, except per share data)

OPERATING DATA:

	Three months ended March 31,
	2011	2010	$ Chg	% Chg
	(unaudited)	(unaudited)
Same-community revenue	$25,353	$24,501	$852	3.5%
Total community revenue	27,098	25,311	1,787	7.1%
Total revenue	31,063	28,778	2,285	7.9%

Same-community net operating income	14,425	13,827	598	4.3%
Total community net operating income	15,616	14,087	1,529	10.9%
Total operating income	5,597	5,054	543	10.7%

Net Income	655	170	485	NM
Per share - basic & diluted	0.01	0.00	0.01	NM

Funds from operations (FFO)	6,919	7,815	(896)	-11.5%
Per weighted average share/unit (1)	0.10	0.13	(0.03)	-23.1%

Core funds from operations (Core FFO)	9,387	7,988	1,399	17.5%
Per weighted average share/unit (1)	$0.13	$0.14	$(0.01)	-7.1%

BALANCE SHEET DATA:

	3/31/2011	12/31/2010
Debt to gross assets	35.4%	41.5%
Net debt to enterprise value	30.2%	43.9%
Interest coverage ratio (TTM)	2.3	2.2

(1)	FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact.
See page 5 for a detailed calculation.

EDUCATION REALTY TRUST, INC.

BALANCE SHEET
(Amount in thousands, except share data)

	March 31, 2011	December 31, 2010
	(unaudited)
Assets
Collegiate housing properties, net (1)	$670,920	$652,603
Collegiate housing properties- held for sale (2)	-	45,044
Assets under development	3,206	1,146
Cash and cash equivalents	75,609	6,958
Restricted cash	3,032	4,791
Other assets	30,217	26,138

Total assets	$782,984	$736,680

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium/discount	$331,006	$367,631
Revolving line of credit	-	3,700
Accounts payable and accrued expenses	17,288	18,324
Deferred revenue	10,624	12,243
Total liabilities	358,918	401,898

Commitments and contingencies	-	-

Redeemable noncontrolling interests	10,195	10,039

Equity:
Education Realty Trust, Inc. stockholders' equity:
Common stock, $0.01 par value, 200,000,000 shares authorized,
71,915,126 and 58,657,056 shares issued and outstanding
March 31, 2011 and December 31, 2010, respectively	719	587
Preferred shares, $0.01 par value, 50,000,000 shares authorized,
no shares issues and outstanding	-	-
Additional paid-in capital	503,191	414,850
Accumulated deficit	(90,039)	(90,694)
Total Education Realty Trust, Inc. stockholders' equity	413,871	324,743
Noncontrolling interest	-	-
Total equity	413,871	324,743

Total liabilities and equity	$782,984	$736,680

(1)	Amount is net of accumulated depreciation of $151,958 and $145,315 as of March 31, 2011 and December 31, 2010, respectively.
(2)	Amount is net of accumulated depreciation of $11,043 as of December 31, 2010.

EDUCATION REALTY TRUST, INC.

OPERATING RESULTS
(Amounts in thousands, except per share data, unaudited)

	Three Months Ended March 31,
	2011	2010	$ Change
Revenues:
Collegiate housing leasing revenue	$27,098	$25,311	$1,787
Third-party development services	1,276	693	583
Third-party management services	834	866	(32)
Operating expense reimbursements	1,855	1,908	(53)
Total revenues	31,063	28,778	2,285

Operating expenses:
Collegiate housing leasing operations	11,482	11,224	258
Development and management services (1)	1,331	1,313	18
General and administrative (1)	2,482	2,526	(44)
Severance, development pursuit and acquisition costs	(56)	461	(517)
Ground leases	1,366	83	1,283
Depreciation and amortization	7,006	6,209	797
Reimbursable operating expenses	1,855	1,908	(53)
Total operating expenses	25,466	23,724	1,742

Operating income	5,597	5,054	543

Nonoperating expenses:
Interest expense	4,742	4,987	(245)
Amortization of deferred financing costs	284	312	(28)
Interest income	(45)	(117)	72
Loss on extinguishment of debt	351	-	351
Total nonoperating expenses	5,332	5,182	150

Income (loss) before equity in earnings of unconsolidated entities, income
taxes and discontinued operations	265	(128)	393

Equity in earnings of unconsolidated entities	5	79	(74)
Income (Loss) before income taxes and discontinued operations	270	(49)	319
Less: Income tax expense (benefit)	154	(75)	229
Income from continuing operations	116	26	90
Income from discontinued operations	750	355	395

Net Income	866	381	485

Less: Net income (loss) attributable to the noncontrolling interests	211	211	-
Net Income attributable to Education Realty Trust, Inc.	$655	$170	$485

Earnings per share information:
Net income attributable to Education Realty Trust, Inc.
common stockholders per share - basic and diluted	$0.01	$0.00	$0.01

Weighted-average shares of common stock outstanding - basic	70,852	56,760

Weighted-average shares of common stock outstanding - diluted	71,963	57,871

(1) See note on page 4 regarding presentation of general and administrative costs.

EDUCATION REALTY TRUST, INC.

General and Administrative Expense Detail
(Amounts in thousands, except per share data, unaudited)

Note:
This schedule provides more clarity on the composition of our general and administrative costs.  Historically we have presented all general and administrative costs, including regional and corporate costs of supporting our communities, as one line on our income statement.  We intend to present G&A costs in this fashion for the remainder of the year. However, beginning in 2012 we intend to report the management services - owned G&A costs as part of our collegiate housing operating costs and not as part of G&A.  We believe the new presentation will improve comparability within the industry and provide a better reflection of the total cost to operate a property.  If this new presentation had been implemented this quarter, our same-community operating expenses per bed on page 8 would have been $200 and $198 and the same- community operating margins would have been 52.9% and 51.9% for the first quarter of 2011 and 2010, respectively.

	Three Months Ended March 31,
	2011	2010	$ Change

Management services - third-party (1)	667	704	(36)
Development consulting services	664	609	55
Development and management services - third-party	1,331	1,313	19

Management services - owned (1)	1,053	1,110	(57)
Corporate general and administrative	1,429	1,416	12
General and administrative - non third-party	2,482	2,526	(45)

Total general and administrative expense	3,813	3,839	(26)

Severance and related	-	292	(292)
Development pursuit	(227)	169	(396)
Acquisition costs	171	-	171
			-
Total severance, development pursuit and acquisition costs	(56)	461	(517)

(1)
Management services owned and third-party represents costs related to regional managers, accounting, and other support staff necessary to oversee, manage and support the operations of our communities and those we manage for third-parties.

EDUCATION REALTY TRUST, INC.

FUNDS FROM OPERATIONS
(Amounts in thousands, except per share data, unaudited)

	Three months ended March 31,
	2011	2010	Change

Net Income attributable to Education Realty Trust, Inc.	$655	$170	$485

Gain on sale of collegiate housing assets (1)	(944)	-	(944)
Real estate related depreciation and amortization	6,886	6,103	783
Depreciation and amortization of discontinued operations	-	1,207	(1,207)
Equity portion of real estate depreciation and amortization on equity investees	111	124	(13)
Noncontrolling interests	211	211	-
Funds from operations ("FFO")	6,919	7,815	(896)

FFO adjustments:
Loss on extinguishment of debt (1)	757	-	757
Acquisition costs	171	-	171
Straight-line adjustment for ground leases (2)	1,053	-	1,053
Reorganization/severance costs, net of taxes	-	173	(173)
FFO adjustments:	1,981	173	1,808

FFO on Participating Developments:(3)
Interest on loan to Participating Development	285	-	285
Development fees on Participating Development, net of costs and taxes	202	-	202
FFO on Participating Developments	487	-	487

Core funds from operations ("Core FFO")	$9,387	$7,988	$1,399

FFO per weighted average share/unit (4)	$0.10	$0.13	$(0.03)
Core FFO per weighted average share/unit (4)	$0.13	$0.14	$(0.01)

Weighted average shares/units (4)	71,963	58,097	13,866

(1)	All of or a portion of these amounts are included in discontinued operations and are not visible on the face of our statement of operations on page 3.
(2)
This represents the straight-line rent expense adjustment required by GAAP related to ground leases at two communities.  As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.  For the quarter ended March 31, 2011, the adjustment includes $996 related to The GrandMarc at the Univeristy of Virginia and $57 related to Univeristy Village on Colvin in Syracuse.

(3)
FFO on participating developments represents the economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development.  The adjustments are calculated under the same percentage of completion  method of accounting used for third-party development fees.

(4)	FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.

WHOLLY-OWNED COMMUNITY OPERATING RESULTS
(Amounts in thousands, unaudited)

	Three Months Ended March 31,
	2011	2010	$ Change	% Change
Revenues
Same-communities	$25,353	$24,501	$852	3.5%
New-communities (1)	1,347	-	1,347	NM
Other-communities (2)	398	810	(412)	-50.9%
Total revenues	27,098	25,311	1,787	7.1%

Operating expenses (3)
Same-communities	10,928	10,674	254	2.4%
New-communities (1)	333	-	333	NM
Other-communities (2)	221	550	(329)	-59.8%
Total operating expenses	11,482	11,224	258	2.3%

Net operating income
Same-communities	14,425	13,827	598	4.3%
New-communities (1)	1,014	-	1,014	NM
Other-communities (2)	177	260	(83)	-31.9%
Total net operating income	15,616	14,087	1,529	10.9%

NOTE: This table excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations: College Station (sold in April 2009), Reserve at Clemson (sold in November 2010), The Gables, Western Place, Berkeley Place and the Pointe at Southern (all sold in December 2010), and Troy Place, The Reserve at Jacksonville, The Reserve at Martin, The Chase at Murray and Clemson Place (all sold in January 2011).

(1) New-communities includes GrandMarc at the Corner, Wertland Square and Jefferson Commons communities at the University of Virginia that were purchased in October of 2010 and March of 2011.

(2) Includes Collegiate Village, which was leased to Macon State College in August 2010 and Clayton  Station, which was leased to Clayton State University in February 2011.

(3) Represents community-level operating expenses excluding management fees, depreciation, amortization and ground lease expense.

EDUCATION REALTY TRUST, INC.

WHOLLY-OWNED COMMUNITY STATISTICS

	Three Months Ended March 31,
	2011	2010	Change

Occupancy
Physical	92.7%	91.4%	130	bps
Economic	92.1%	90.6%	150	bps

NarPAB	$412	$392	5.1%
Other income per avail. bed	$20	$19	2.8%
RevPAB	$432	$411	5.0%

Operating expense per bed	$182	$179	1.8%

Operating margin	57.8%	56.4%	139	bps

Design Beds	61,814	59,646	3.6%

NOTE:	Operating statistics for all periods presented exclude communities classified as discontinued operations and those communities that are master leased. See notes on Pg. 6.

EDUCATION REALTY TRUST, INC.

SAME-COMMUNITY STATISTICS

	Three Months Ended March 31,
	2011	2010	Change

Occupancy
Physical	92.7%	91.4%	130	bps
Economic	92.2%	90.6%	160	bps

NarPAB	$405	$392	3.3%
Other income per avail. bed	$20	$19	5.3%
RevPAB	$425	$411	3.5%

Operating expense per bed	$183	$179	2.4%

Operating margin	56.9%	56.4%	50	bps

Design Beds	59,661	59,646	0.0%

NOTE:	Operating statistics for all periods presented exclude communities classified as discontinued operations and those communities that are master leased. See notes on Pg. 6.

EDUCATION REALTY TRUST, INC.

2011/2012 PreLeasing update as of April 18th

		2011-2012		2010-2011		Projected		September 30, 2010
Community	Primary University	Leases	%	Leases	%	Rate Increase	Design Beds	Opening Occupancy

Campus Creek	University of Mississippi	636	100.0%	378	59.4%	18.5%	636	99.7%
The Reserve at Columbia	University of Missouri	526	77.8%	627	92.8%	11.5%	676	100.0%
The Reserve at Star Pass	University of Arizona	342	33.5%	403	39.5%	9.7%	1,020	87.1%
The Reserve on West 31st	University of Kansas	357	50.0%	417	58.4%	9.5%	714	98.0%
The Reserve on South College	Auburn University	391	67.9%	329	57.1%	9.3%	576	96.0%
University Village on Colvin	Syracuse University	315	72.9%	387	89.6%	7.9%	432	98.6%
Carrollton Crossing	University of West Georgia	273	81.3%	206	61.3%	7.2%	336	99.1%
The Reserve on Perkins	Oklahoma State University	329	44.9%	369	50.4%	5.3%	732	98.2%
Players Club	Florida State University	334	99.4%	284	84.5%	5.2%	336	99.1%
The Pointe	Pennsylvania State University	971	98.7%	983	99.9%	5.1%	984	100.0%
Cape Trails	Southeast Missouri State University	273	75.8%	352	97.8%	5.1%	360	100.0%
NorthPointe	University of Arizona	373	40.9%	293	32.1%	4.4%	912	78.7%
University Towers	North Carolina State University	667	70.0%	733	76.9%	3.6%	953	99.5%
Commons on Kinnear	The Ohio State University	356	70.9%	391	77.9%	3.1%	502	98.6%
The Pointe at Western	Western Michigan University	365	41.7%	519	59.2%	3.0%	876	97.5%
The Commons	Florida State University	222	30.3%	185	25.3%	2.9%	732	86.6%
College Grove	Middle Tennessee State University	234	27.1%	203	23.5%	2.5%	864	90.9%
The Commons at Knoxville	University of Tennessee	431	60.9%	388	54.8%	2.2%	708	85.3%
College Station at West Lafayette	Purdue University	602	62.7%	696	72.5%	2.2%	960	96.8%
River Pointe	University of West Georgia	181	35.9%	264	52.4%	2.1%	504	95.4%
Pointe West	University of South Carolina	204	42.5%	263	54.8%	1.5%	480	99.6%
The Avenue at Southern	Georgia Southern University	147	23.6%	196	31.4%	1.4%	624	88.1%
The Reserve at Saluki Pointe	Southern Illinois University	420	54.7%	420	54.7%	1.4%	768	90.1%
The Lofts	University of Central Florida	495	67.3%	388	52.7%	1.1%	736	98.9%
The Pointe at South Florida	University of South Florida	504	50.3%	399	39.8%	1.0%	1,002	91.1%
Campus Lodge	University of Florida	702	63.0%	493	44.2%	0.2%	1,115	88.3%
The Reserve on Frankford	Texas Tech University	293	39.8%	308	41.8%	0.0%	737	98.6%
The Reserve at Athens	University of Georgia	504	82.4%	342	55.9%	-4.6%	612	83.2%
Same-communites		11,447	57.6%	11,216	56.4%	4.0%	19,887	93.6%

Wertland Square	University of Virginia	152	100.0%	152	100.0%	1.0%	152	100.0%
Jefferson Commons	University of Virginia	82	100.0%	82	100.0%	1.0%	82	100.0%
GrandMarc at the Corner	University of Virginia	393	61.3%	445	69.4%	4.0%	641	90.8%
New-communitites		627	71.7%	679	77.6%	3.2%	875	95.4%

Wholly-owned		12,074	58.2%	11,895	57.3%	4.0%	20,762	93.7%

NOTE:	The above excludes Collegiate Village at Macon State College and Clayton Station at Clayton State University, both of which were master leased to the respective university they serve.

EDUCATION REALTY TRUST, INC.

DEVELOPMENT UPDATE
(Amounts in thousands except bed counts)

COMPANY OWNED PROJECTS
Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost
The University of Texas at Austin	ONE Plan	622	Summer 2011	Summer 2013	$63,993
University of Connecticut - Storrs Center	Wholly Owned	500	Summer 2011	Summer 2012/2013	48,479
Syracuse University - Campus West	One Plan	312	Summer 2011	Summer 2012	29,747
University of Alabama	Joint Venture	774	Summer 2011	Summer 2012	41,350
		2,208			$183,569

PARTICIPATING PROJECTS (1)

Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year	Fees Earned Three Months Ended March 31, 2011	Remaining Fees to Earn
Johns Hopkins Graduate Housing	572	In progress	Summer 2012	60,700	$2,122	$304	$366	$1,452

THIRD-PARTY PROJECTS

Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year	Fees Earned Three Months Ended March 31, 2011 (2)	Remaining Fees to Earn
SUNY College of Env. Science & Forestry	454	In progress	Summer 2011	28,147	1,174	802	152	220
East Stroudsburg University - Pennsylvania	969	In progress	December 2011	59,491	2,234	232	399	1,603
Mansfield University of Pennsylvania	634	In progress	December 2011	35,031	1,449	52	144	1,253
Projects Under Construction - Total	2,057			122,669	4,857	1,086	695	3,076

West Chester University of Pennsylvania Phase II	TBD	TBD	TBD	TBD	TBD	-	-	-
Bloomsburg University of Pennsylvania	522	Summer 2012	Summer 2013	27,782	1,161	-	-	1,161
Recently Awarded Projects - Total	522			27,782	1,161	-	-	1,161

Total Third-Party Projects	2,579			$150,451	$6,018	$1,086	$695	$4,237

NOTE:
The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

(1)
Participating projects are third-party development projects the Company has a significant investment in but does not own.  The Company earns fees on the project but the fees are deferred and not recognized in its operating statements until its investment is recovered.  The Company includes the earned fees in computing its Core FFO.  See page 5.

(2)	Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress.

EDUCATION REALTY TRUST, INC.

CAPITAL STRUCTURE, as of March 31, 2011
(dollars in thousands)

Total Debt to Gross Assets			Net Debt to Enterprise Value
Debt (1)	$330,704		Net Debt (1)	$255,095
Gross Assets (2)	$934,942		Market Equity (3)	588,534
Debt to Gross Assets	35.4%		Enterprise Value	$843,629
			Net Debt to Enterprise Value	30.2%
Interest coverage (TTM)	2.3	x
Net Debt to EBITDA (TTM)	5.2	x

Total Debt Outstanding
	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate - Mortgage Debt (1)	$307,117	5.93%	92.9%	4.51	years
Variable Rate - Construction Debt	23,587	1.52%	7.1%	0.96	years
Total / Weighted Average	$330,704	5.62%	100.0%	4.26	years

Future Maturities
Fiscal Year Ending	Amortization	Maturities		Total	Percentage
2011	$2,835	$8,826	(4)	$11,661	3.5%
2012	3,474	66,867		70,341	21.3%
2013	3,441	25,000		28,441	8.6%
2014	3,063	50,299		53,362	16.1%
2015	2,831	7,107		9,938	3.0%
Thereafter	5,377	151,584		156,961	47.5%
Mortgage Debt (1)	21,021	309,683		330,704	100.0%
Revolving Credit Facility	-	-		-
Gross Debt (1)	$21,021	$309,683		330,704
Cash				75,609
Net Debt				$255,095

(1)	Excludes unamortized debt premium of $0.3 million.
(2)	Excludes accumulated depreciation of $151,958 as of March 31, 2011.
(3)
Market equity includes 72,180,959 shares of the Company's common stock and 1,110,995 operating partnership units and is calculated using $8.03 per share, the closing price of the Company's common stock on March 31, 2011.

(4)	Maturities in 2011 relate to a construction loan that has a two year extension option which the Company expects to exercise.

EDUCATION REALTY TRUST, INC.

COMMUNITY LISTING - WHOLLY-OWNED

Name	Primary University Served	Acquisition Date	# of Beds

Players Club	Florida State University	Jan ’05	336
The Commons	Florida State University	Jan ’05	732
University Towers	North Carolina State University	Jan ’05	953
The Reserve on Perkins	Oklahoma State University	Jan ’05	732
The Pointe	Pennsylvania State University	Jan ’05	984
College Station at West Lafayette	Purdue University	Jan ’05	960
The Reserve on Frankford	Texas Tech University	Jan ’05	737
Commons on Kinnear	The Ohio State University	Jan ’05	502
NorthPointe	University of Arizona	Jan ’05	912
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020
The Lofts	University of Central Florida	Jan ’05	736
The Reserve at Athens	University of Georgia	Jan ’05	612
The Reserve on West 31st	University of Kansas	Jan ’05	714
The Reserve at Columbia	University of Missouri	Jan ’05	676
The Pointe at South Florida	University of South Florida	Jan ’05	1,002
The Commons at Knoxville	University of Tennessee	Jan ’05	708
The Pointe at Western	Western Michigan University	Jan ’05	876
Campus Creek	University of Mississippi	Feb ’05	636
Pointe West	University of South Carolina	Mar ’05	480
College Grove	Middle Tennessee State University	Apr ’05	864
Campus Lodge	University of Florida	Jun ’05	1,115
The Reserve on South College	Auburn University	Jul ’05	576
Cape Trails	Southeast Missouri State University	Jan ’06	360
Carrollton Crossing	University of West Georgia	Jan ’06	336
River Pointe	University of West Georgia	Jan ’06	504
The Avenue at Southern	Georgia Southern University	Jun ’06	624
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768
University Village on Colvin	Syracuse University	Aug '09	432
GrandMarc at The Corner	University of Virginia	Oct '10	641
Wertland Square	University of Virginia	Mar ’11	152
Jefferson Commons	University of Virginia	Mar ’11	82

	Total Wholly-Owned		20,762

NOTE:	The community listing excludes two communities that are currently master leased to the respective university that they serve.

EDUCATION REALTY TRUST, INC.

INVESTOR INFORMATION

Executive Management
Randy Churchey	Chief Executive Officer
Randy Brown	Chief Financial Officer
Tom Trubiana	Chief Investment Officer
Christine Richards	Senior Vice President of Property Operations

Corporate Headquarters	Investor Relations
Education Realty Trust, Inc.	ICR, LLC
530 Oak Court Drive, Suite 300	Brad Cohen
Memphis, TN 38117	(203) 682-8211
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #
Bank of America - Merrill	Jeff Spector	(646) 855-1363
Green Street Advisors	Andrew J. McCulloch	(949) 640-8780
Hilliard Lyons	Carol Kemple	(502) 588-1839
Janney Capital Markets	Andrew DiZio	(215) 665-6439
JMP Securities	Jim Wilson	(415) 835-8975
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682
Keete, Bruyette & Woods	Haendel St. Juste	(212) 887-3842
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293
Morgan Keegan & Company	Stephen Swett	(212) 508-7585
Robert W. Baird & Co., Inc.	Paula Poskon	(703) 821-5782
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306
UBS Securities	Dustin Pizzo	(212) 713-4847

EDUCATION REALTY TRUST, INC.

DEFINITIONS

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current period being reported.

EDUCATION REALTY TRUST, INC.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This supplemental financial information contains forward-looking statements. Statements about the Company’s business that are not historical facts are “forward-looking statements.” Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements. Such risks are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our Annual Report on Form 10-K and under the caption “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our Quarterly Reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise.